UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2011
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM 87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On April 26, 2011, EMCORE Corporation  (the “Company”) filed a Current Report on Form 8-K reporting that it had entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Shanghai Di Feng Investment Co. Ltd. (the “Investor”), pursuant to which the Company proposed to issue and sell an aggregate of 4,407,603 shares of its common stock, no par value (the “Shares”) for a purchase price of $2.19 per share to the Investor in a private placement transaction.

On May 31, 2011, the Company completed the issuance and sale of the Shares for an aggregate of $9,652,650, pursuant to the Purchase Agreement.

The Shares were offered solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemptions from registration afforded by Section 4(2) of the Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: June 1, 2011	By:	/s/ Hong Q. Hou

	Name:	Hong Q. Hou
	Title:	Chief Executive Officer